Employee Benefit Plans	12 Months Ended
Dec. 31, 2017
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Employee Benefit Plans

Note 25: Employee Benefit Plans

Retirement Benefits

The Company sponsors both defined benefit and defined contribution employee future benefit plans covering substantially all employees. Costs for future employee benefits are accrued over the periods in which employees earn the benefits. Defined benefit plans provide pension and other post-employment benefits (“OPEB”) to covered employees. Significant plans are valued under IAS 19, Employee Benefits, using the projected unit credit method.

The most significant funded defined benefit plans are the Thomson Reuters Group Pension Plan (“TRGP”), covering U.S. employees, and the Reuters Pension Fund (“RPF”), Supplementary Pension Scheme (“SPS”) and The Thomson Corporation PLC Pension Scheme (“TTC”), covering U.K. employees, collectively the “Large U.K. plans”. The Company also has unfunded obligations consisting of supplemental executive retirement plans (“SERPs”) and OPEB consisting largely of retiree medical benefits, both primarily in the U.S. Defined benefit obligations in the rest of the world are less significant.

Defined benefit plan design and governance

Benefits payable are generally based on salary and years of service, although each plan has a unique benefits formula. Employees in the Large U.K. plans (and in some smaller global plans) may also make voluntary contributions to augment future benefits. The normal retirement age is typically in the range of 60 to 65 years and benefits are generally payable in annuity or lump sum upon retirement. Most plans include provisions for early retirement, death, survivor and disability benefits. Under the Large U.K. plans, vested benefits of former employees who are not yet of retirement age are held in deferment. Under the TRGP, former and future terminating employees with vested benefits have the option to receive benefits as a lump sum or to defer benefits until retirement. In addition, future TRGP retirees may receive benefits in lump sum or annuity. Eligible benefits under the Large U.K. plans increase based on inflation, whereas TRGP benefits are not indexed to inflation. In some countries, the Company operates cash balance plans (accounted for as defined benefit obligations) where the accumulated balance on the pension account is based on employee and employer allocations and a promised annual crediting rate.

Except where required by law, virtually all defined benefit plans are closed to new employees. However, most new employees are eligible to participate in defined contribution plans.

The TRGP is a qualified pension plan in the U.S. and is governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). In its role as plan fiduciary, the Company has a policy to contribute at least the minimum required amount under ERISA.

Similar to the TRGP, the Company bears the cost of the Large U.K. plans (less employee contributions). However, the responsibility for the management and governance of each of the Large U.K. plans lies with an independent trustee board (the “Trustees”). The Trustees are responsible for carrying out triennial valuations (unless circumstances require an earlier review) and securing funding for benefit payments. In order to develop funding valuations and investment policies, the Trustees consult with the plan’s actuary (who is independent of the Company’s actuary), the plan’s investment advisors (also independent of the Company’s investment advisors) and the Company. The Trustees and the Company are required to agree on a schedule of contributions in support of funding objectives. The Company has separate funding agreements with the respective Large U.K. plan’s Trustees that provide for ongoing contributions to fund current service accruals and scheduled deficit recovery contributions to remedy prior funding deficits over a period of several years. These arrangements are updated in conjunction with the triennial valuations. The RPF and SPS plan assets that can be recognized on the Company’s consolidated statement of financial position are limited by plan restrictions that ensure any expected surplus assets at plan termination belong to the plan (and therefore its participants). This limitation is known as the asset ceiling restriction.

Other international locations operate various pension plans in accordance with local regulations and practices.

TRGP - Partial settlement

In June 2017, the Company purchased a group annuity contract from a third party that assumed $288 million of liabilities under the plan. The purchase price was $293 million and was paid from the plan’s assets. The transaction resulted in a $5 million settlement loss that is reported within “Other operating (losses) gains, net” in the consolidated income statement.

Net defined benefit plan obligations

The movement on net defined benefit plan obligations was as follows:

	Pension Plans(1)		OPEB(1)		Total(1)
	2017	2016	2017	2016	2017	2016
As of January 1	(1,259)	(1,135)	(140)	(157)	(1,399)	(1,292)
Plan (expense) benefit recognized in income statement:
Continuing operations	(122)	(138)	(13)	(11)	(135)	(149)
Discontinued operations	-	5	1	-	1	5
Actuarial gains (losses)	19	(79)	1	12	20	(67)
Settlement loss	(5)	-	-	-	(5)	-
Exchange differences	(26)	31	(4)	1	(30)	32
Contributions paid	578	74	12	14	590	88
Other	3	(17)	1	1	4	(16)
Net plan obligations as of December 31	(812)	(1,259)	(142)	(140)	(954)	(1,399)
Net plan surpluses recognized in non-current assets					30	18
Net plan obligations recognized in non-current liabilities					(984)	(1,417)

(1) Includes amounts for immaterial defined benefit and OPEB plans that are not included in the detailed analysis below.

Analysis of material defined benefit plans

The net surpluses (obligations) of the material defined benefit plans recognized in the consolidated statement of financial position were as follows:

	Funded		Unfunded(1)		OPEB		Total
As of December 31,	2017	2016	2017	2016	2017	2016	2017	2016
Present value of plan obligations	(7,182)	(6,819)	(325)	(313)	(114)	(114)	(7,621)	(7,246)
Fair value of plan assets	7,142	6,164	-	-	-	-	7,142	6,164
	(40)	(655)	(325)	(313)	(114)	(114)	(479)	(1,082)
Unrecognized plan assets(2)	(437)	(280)	-	-	-	-	(437)	(280)
Net plan obligations	(477)	(935)	(325)	(313)	(114)	(114)	(916)	(1,362)
Net plan surpluses	28	15	-	-	-	-	28	15
Net plan obligations	(505)	(950)	(325)	(313)	(114)	(114)	(944)	(1,377)

(1) Unfunded pension plans consist of SERPs for eligible employees.

(2) Unrecognized plan assets are not included in the consolidated statement of financial position because they are not considered recoverable, as the Company cannot unilaterally reduce future contributions in order to utilize the surplus. The Company considered the related plans’ funded status, expected future service accruals and employer contribution commitments in determining the plan assets that are subject to this asset ceiling restriction.

Defined benefit obligation

The following summarizes activity in the defined benefit obligation:

Present Value of Defined Benefit Obligations	Funded		Unfunded		OPEB		Total
	2017	2016	2017	2016	2017	2016	2017	2016
Opening defined benefit obligation	(6,819)	(6,518)	(313)	(314)	(114)	(133)	(7,246)	(6,965)
Current service cost:
Continuing operations	(80)	(78)	(3)	(3)	(1)	(1)	(84)	(82)
Discontinued operations	-	(2)	-	-	-	-	-	(2)
Administration fees	(12)	(19)	(1)	(1)	-	-	(13)	(20)
Interest cost	(213)	(240)	(12)	(13)	(4)	(5)	(229)	(258)
Actuarial losses from changes in financial assumptions(1)	(333)	(934)	(16)	(10)	(8)	(2)	(357)	(946)
Actuarial gains from changes in demographic assumptions(2)	74	58	2	4	1	2	77	64
Experience (losses) gains	(29)	(46)	1	-	7	16	(21)	(30)
Contributions by employees	(9)	(9)	-	-	(2)	(2)	(11)	(11)
Benefits paid	318	258	19	18	9	11	346	287
Administration fees disbursements	10	18	1	1	-	-	11	19
Settlement	302	-	-	-	-	-	302	-
Curtailment gain:
Continuing operations	1	11	-	-	-	-	1	11
Discontinued operations	-	8	-	-	-	-	-	8
Exchange differences	(390)	704	(2)	3	-	-	(392)	707
Other	(2)	(30)	(1)	2	(2)	-	(5)	(28)
Closing defined benefit obligation	(7,182)	(6,819)	(325)	(313)	(114)	(114)	(7,621)	(7,246)

(1) Losses in 2017 and 2016 were primarily associated with a decrease in discount rates at the measurement date, compared to the prior measurement date.

(2) Gains in 2017 and 2016 were primarily associated with new mortality tables reflecting shorter life expectancy.

The total closing defined benefit obligation can be further analyzed by participant group and by geography.

	2017	2016		2017	2016
Active employees	27%	25%	U.S.	37%	39%
Deferred	40%	38%	U.K.	56%	53%
Retirees	33%	37%	Rest of world	7%	8%
Closing defined benefit obligation	100%	100%		100%	100%

The weighted-average duration of plan obligations were as follows:

Years	2017	2016
TRGP	18	17
RPF	20	21
SPS	14	15
TTC	19	19

Plan assets

The following summarizes activity in plan assets:

Fair Value of Plan Assets	Funded		Unfunded		OPEB		Total
	2017	2016	2017	2016	2017	2016	2017	2016
Opening fair value of plan assets	6,164	5,944	-	-	-	-	6,164	5,944
Interest income(1)	205	216	-	-	-	-	205	216
Return on plan assets excluding amounts included in interest income(2)	439	939	-	-	-	-	439	939
Contributions by employer	557	55	20	21	7	9	584	85
Contributions by employees	9	9	-	-	2	2	11	11
Benefits paid	(318)	(258)	(19)	(18)	(9)	(11)	(346)	(287)
Administration fees disbursements	(10)	(18)	(1)	(1)	-	-	(11)	(19)
Settlement	(307)	-	-	-	-	-	(307)	-
Exchange differences	397	(725)	-	-	-	-	397	(725)
Other	6	2	-	(2)	-	-	6	-
Closing fair value of plan assets	7,142	6,164	-	-	-	-	7,142	6,164

(1) Interest income is calculated using the discount rate for the period.

(2) Return on plan assets represents the difference between the actual return on plan assets and the interest income computed using the discount rate (which also considers limitations from unrecognized plan assets).

Investment policy of funded plans

Plan assets are invested to adequately secure benefits and to minimize the Company’s long-term contributions to the plans. However, specific investment allocations will vary across plans. The Company funds unfunded and OPEB plans as claims are made.

Plan fiduciaries, comprised of the Company or plan trustees, set investment policies and strategies for each funded plan and oversee investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies and setting long-term strategic targets. Investment allocation takes into consideration a number of factors, including the funded status of the plan, a balance between risk and return, the plan’s liquidity needs, current and expected economic and market conditions, specific asset class risk as well as the risk profile and maturity pattern of the respective plan.

Target investment allocation ranges are guidelines, not limitations. Funded plans may have broadly diversified portfolios with investments in equities, fixed income, real estate, insurance contracts, derivatives and other asset classes through direct ownership or through other instruments such as mutual funds, commingled funds and hedge funds. Derivatives may be used to achieve investment objectives or as a component of risk management such as for interest rate and currency management strategies.

In aggregate, the major categories of plan assets for funded plans were as follows:

	Quoted(1)		Unquoted		Total
	2017	2016	2017	2016	2017	2016
Equities(2)
U.S.	149	167	123	120	272	287
U.K.	11	12	-	-	11	12
All other	184	174	737	1,036	921	1,210
Total Equities	344	353	860	1,156	1,204	1,509
Bonds(3)
Corporate
U.S.	197	279	691	470	888	749
U.K.	2	-	192	354	194	354
All other	10	8	595	791	605	799
Government
U.S.	7	-	544	248	551	248
U.K.	2	-	1,167	985	1,169	985
All other	2	-	13	4	15	4
Other fixed income	154	154	354	374	508	528
Total Bonds	374	441	3,556	3,226	3,930	3,667
Multi-asset(4)
U.K.	-	-	99	81	99	81
All other	-	-	638	384	638	384
Total Multi-asset	-	-	737	465	737	465
Property	27	25	6	32	33	57
Insurance	-	-	171	80	171	80
Derivatives	-	-	375	51	375	51
Cash and cash equivalents	408	110	270	214	678	324
Other	6	5	8	6	14	11
Total	1,159	934	5,983	5,230	7,142	6,164

(1) Asset valuation based on Level 1 evidence under the fair value hierarchy: quoted prices (unadjusted) in active markets for identical assets or liabilities.

(2) Equities include direct shareholdings and funds focused on equity strategies.

(3) Bonds include direct credit holdings and funds focused on fixed income strategies. Within this grouping, Government includes debt issued by national, state and local government agencies and Other fixed income includes blended Corporate/Government credit strategies.

(4) Multi-asset includes funds that invest in a range of asset classes.

As of December 31, 2017 and 2016, there were no Thomson Reuters securities held in the Company’s pension plans’ assets.

Contributions

In 2017, the Company contributed $584 million to its material defined benefit plans, including $500 million to the TRGP to pre-fund pension obligations. In 2016, the Company contributed $85 million to its material defined benefit plans.

In 2018, the Company expects to contribute approximately $80 million to its material defined benefit plans including $50 million in accordance with the normal funding policy of funded plans and $30 million for claims expected to arise under unfunded and OPEB plans.

From time to time, the Company may elect to make voluntary contributions in order to improve the funded status of the plans. For certain plans, the trustees have the right to call for special valuations, which could subsequently result in the Company having to make an unexpected contribution. Market-related factors may also affect the timing and amount of contributions. The Company may be required or may agree to make additional contributions to some of these plans in connection with the proposed Financial & Risk strategic partnership, and these contributions may be material (see note 30). The amount and timing of any future required contributions to pension plans could differ significantly from the Company’s estimates at December 31, 2017.

Actuarial assumptions

The weighted-average actuarial assumptions were as follows:

	Funded		Unfunded		OPEB
As of December 31,	2017	2016	2017	2016	2017	2016
Discount rate	2.79%	3.09%	3.54%	4.01%	3.39%	3.78%
Inflation assumption	3.26%	3.21%	2.70%	2.66%	-	-
Rate of increase in salaries	3.40%	3.37%	3.49%	3.49%	3.50%	3.50%
Rate of increase in pension payments	2.99%	2.94%	3.10%	3.05%	-	-
Medical cost trend	-	-	-	-	6.50%	6.50%

Discount rate

The discount rate was based on current market interest rates of high-quality, fixed-rate debt securities adjusted to reflect the duration of expected future cash outflows for pension benefit payments. To estimate the discount rate, the Company used a hypothetical yield curve that represented yields on high quality zero-coupon bonds with durations that mirrored the expected payment stream of the benefit obligation. For the TRGP and the other Large U.K. plans combined, a 0.25% increase or decrease in the discount rate would have decreased or increased the defined benefit obligation by approximately $300 million as of December 31, 2017.

Rates of inflation, increase in salaries and pension payments

The rate of inflation, which impacts increases in eligible U.K. pension payments, was determined by reference to consumer and retail price indices as well as other benchmarks. The assumption on salary growth is for the long term over the life of benefit plans. For the TRGP and the other Large U.K. plans combined, a 0.25% increase or decrease in the rate of increase in inflation and salary assumptions would have increased or decreased the defined benefit obligation by approximately $85 million and $20 million, respectively, as of December 31, 2017.

Medical cost trend

The medical cost trend is based on the Company’s actuarial medical claims experience and future projections of medical costs. The average medical cost trend rate used was 6.5% for 2017, which is reduced gradually to 5% in 2024. A 1% increase or decrease in the trend rate would have resulted in an increase or decrease in the benefit obligation for post-retirement benefits of approximately $10 million at December 31, 2017.

Mortality assumptions

The mortality assumptions used to assess the defined benefit obligation as of December 31, 2017 are based on the following:

•	TRGP: RP-2017 with MP-2017 Generational Table; and

•	Large U.K. plans: SAPS Light Tables with allowances for plan demographic specifics and longevity improvements.

The following table illustrates the life expectation in years of an average plan participant retiring at age 65 as of December 31, 2017 and 2016 and a plan participant at age 40 as of December 31, 2017 and 2016 retiring 25 years later at age 65 under the mortality assumptions used.

December 31, 2017	Life Expectation in Years
	Male	Female
Employee retiring as of December 31, 2017 at age 65	22	24
Employee age 40 as of December 31, 2017 retiring at age 65	24	26

December 31, 2016	Life Expectation in Years
	Male	Female
Employee retiring as of December 31, 2016 at age 65	23	25
Employee age 40 as of December 31, 2016 retiring at age 65	25	27

For the TRGP and the other Large U.K. plans combined, an increase in life expectancy of one year across all age groups would have increased the defined benefit obligation by approximately $190 million as of December 31, 2017.

The sensitivity analyses are based on a change in one assumption while holding all other assumptions constant, so that interdependencies between assumptions are excluded. The measurement methodology (i.e. present value of the obligation calculated using the projected unit credit method) applied in the sensitivity analyses is also consistent to that used to determine the defined benefit obligation in the consolidated statement of financial position.

Risks and uncertainties

The material risks and uncertainties the Company is exposed to in relation to defined benefit pension plans are:

•	Investment risk: Returns on plan assets may not be sufficient to fund plan obligations. To mitigate such risk, plan fiduciaries maintain investment policies and periodically review investment allocations to ensure adequate support of funding objectives. Additionally, plan fiduciaries review fund manager performance against benchmarks for specific investment mandates.

•	Interest rate risk: A fall in interest rates will increase the value of the plan obligations as well as the fixed income investments used to fund the obligations. Although a significant amount of plan assets are allocated to fixed income investments, the Company’s funded benefit plans do not strictly follow a liability matching investment strategy. As a result, plan liabilities may increase faster than assets in a declining interest rate environment, potentially requiring the Company to make additional contributions. Diversified asset allocations mitigate this risk by creating the potential to outperform increases in liabilities and to reinvest excess returns in liability matching assets, reducing the need for Company contributions.

•	Inflation risk: Actual salary increases and pension increases linked to inflation may exceed expectations, resulting in higher than anticipated plan obligations. To mitigate this risk, certain plan assets are invested in hedging assets, including derivatives and inflation-linked bonds.

•	Currency risk: In some plans, obligations denominated in local currency may be partially funded by foreign investments. To hedge this currency mismatch, derivatives may be used.

•	Liquidity risk: If a plan has insufficient cash to fund near term benefit payments, the Company may have to make additional contributions or unexpected changes in asset allocations may be required. This risk is mitigated as near term pension payments are reasonably known and plans generally hold short-term debt securities to fund such payments.

•	Mortality risk: Life expectancy may improve at a faster rate than expected, resulting in higher plan obligations. To mitigate this risk, life expectancy assumptions are reviewed in connection with periodic valuations.

For defined benefit retiree medical plans, the material risks are mortality risk, as described above, and costs being greater than assumed, either due to inflation of future medical costs or the frequency of participants’ claims.

Analysis of income and expense

Defined benefit plan expense for years ended December 31, 2017 and 2016 was as follows:

Income Statement(1)	Funded		Unfunded		OPEB		Total
Year ended December 31,	2017	2016	2017	2016	2017	2016	2017	2016
Current service cost	80	78	3	3	1	1	84	82
Net interest cost	16	33	12	13	4	5	32	51
Administration fees	12	19	1	1	-	-	13	20
Settlement loss	5	-	-	-	-	-	5	-
Curtailment gain	(1)	(11)	-	-	-	-	(1)	(11)
Defined benefit plan expense	112	119	16	17	5	6	133	142

(1) Current service cost and administration fees are included in the “Post-employment benefits” component of “Operating expenses” as set out in note 5. Net interest cost is reported in “Finance costs, net” as set out in note 7.

Analysis of other comprehensive (income) loss

The following summarizes amounts recognized in other comprehensive (income) loss for material defined benefit plans:

Other Comprehensive (Income) Loss	Funded		Unfunded		OPEB		Total
Year ended December 31,	2017	2016	2017	2016	2017	2016	2017	2016
Remeasurement losses (gains) on defined benefit obligation:
Due to financial assumption changes	333	934	16	10	8	2	357	946
Due to demographic assumption changes	(74)	(58)	(2)	(4)	(1)	(2)	(77)	(64)
Due to experience	29	46	(1)	-	(7)	(16)	21	30
Return on plan assets greater than discount rate	(439)	(938)	-	-	-	-	(439)	(938)
Change in irrecoverable surplus other than interest	120	86	-	-	-	-	120	86
Total recognized in other comprehensive (income) loss before taxation	(31)	70	13	6	-	(16)	(18)	60

Accumulated Comprehensive (Income) Loss	Funded		Unfunded		OPEB		Total
	2017	2016	2017	2016	2017	2016	2017	2016
Balance of actuarial losses (gains) at January 1	1,178	1,194	66	60	(81)	(65)	1,163	1,189
Net actuarial (gains) losses recognized in the year	(151)	(16)	13	6	-	(16)	(138)	(26)
Balance of actuarial losses (gains) at December 31	1,027	1,178	79	66	(81)	(81)	1,025	1,163
Balance of asset ceiling at January 1	278	184	-	-	-	-	278	184
Interest cost on irrecoverable surplus	8	8	-	-	-	-	8	8
Effects of the asset ceiling in the year	120	86	-	-	-	-	120	86
Balance of asset ceiling at December 31	406	278	-	-	-	-	406	278
Total accumulated comprehensive loss (income) at December 31	1,433	1,456	79	66	(81)	(81)	1,431	1,441

Defined contribution plans

The Company sponsors various defined contribution savings plans that provide for Company-matching contributions. Total expense related to defined contribution plans was $139 million in 2017 (2016 - $135 million), which approximates the cash outlays related to the plans.